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                                                                  Exhibit (10)E



                                  June 10, 1997

Mr. Glen Gasparini
President
American Stone Industries, Inc.
900 Keele Street
Toronto, Ontario
Canada M6N 2B7

         RE:      CONSENT TO INCORPORATION OF FINANCIAL STATEMENTS FOR
                  ----------------------------------------------------
                  CLEVELAND QUARRIES, L.P.
                  ------------------------

Dear Mr. Gasparini:

         This firm was the independent auditor for Cleveland Quarries, L.P. for fiscal year ended December 31, 1995. In this context, we understand that American Stone Industries, Inc. (the "Company") is in the process of preparing and filing a Form 10-SB with the Securities & Exchange Commission.

         Pursuant to Rule 601(b)(23), this letter will serve as our consent to the inclusion of the Financial Statements of Cleveland Quarries, L.P. for the year ended December 31, 1995 in the Company's Form 10-SB, as amended, and to the reference of Jenkins, Hakes & Tewell, Inc. therein.

                                             Sincerely,

                                             Donna Jenkins
                                             Jenkins, Hakes & Tewell, Inc.